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                                                                10.3

                               ADDENDUM TO THE
                            RIGHTS AGENT AGREEMENT

                                   BETWEEN

                                 AUGAT, INC.

                                     AND

                      THE FIRST NATIONAL BANK OF BOSTON

        This Addendum allows the inclusion of the following additional services and fees into Rights Agent Agreement between Augat, Inc. and The First National Bank of Boston ("Bank of Boston").

A.      FEE FOR RIGHTS AGENT SERVICES: $2,500.00 Administrative Fee

B.      RIGHTS AGENT SERVICES:

        Bank of Boston agrees to provide the following Rights Agent services to Augat, Inc. in accordance with the fee set forth in Section A hereinabove:

        - Acting as Rights Agent for the Common Stock of Augat, Inc. under the terms of the Rights Agent Agreement dated 8/2/88.

C.      ITEMS NOT COVERED:

        - Conversion of shareholder records, issuance of Rights Certificates, maintenance of accounts, mailings, legal review fees, etc. will be billed as incurred.

        - All out-of-pocket expenses such as postage, stationery, telephone line charges associated with toll-free telephone calls, overprinting, excess material disposal, etc. will be billed as incurred.

D.      OTHER TERMS AND CONDITIONS

        All other terms and conditions as set forth in the Rights Agent Agreement will apply except to the extent that they are specifically modified in this Addendum.

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E.      CONTRACT ACCEPTANCE

        In witness whereof, the parties hereto have caused this Addendum to be executed by their respective officers, hereunto duly agreed and authorized, as of the effective date of this Addendum.


THE FIRST NATIONAL BANK OF BOSTON               AUGAT, INC.

By: /s/ Nancy Mardela                           By: /s/ Lynda M. Avallone
   ------------------------------                  --------------------------
Title: Vice President                           Title: Treasurer
      ---------------------------                     -----------------------
Date: 9-21-94                                   Date: 9-21-94
      ---------------------------                     -----------------------


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